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                                                                     Exhibit 1.1





















                           AMBAC FINANCIAL GROUP, INC.

                            (a Delaware corporation)

                             UNDERWRITING AGREEMENT

                             Dated: __________, 2003

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                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1.  Representations and Warranties................................... 5
     (a)    Representations and Warranties by the Company.................... 5
     (b)    Officers' Certificates...........................................11

SECTION 2.  Sale and Delivery to Underwriters; Closing.......................11
     (a)    Underwritten Securities..........................................11
     (b)    Payment..........................................................11
     (c)    Denominations; Registration......................................11

SECTION 3.  Covenants of the Company.........................................12
     (a)    Compliance with Securities Regulations and Commission
            Requests.........................................................12
     (b)    Filing of Amendments.............................................12
     (c)    Delivery of Registration Statements..............................12
     (d)    Delivery of Prospectuses.........................................12
     (e)    Continued Compliance with Securities Laws........................13
     (f)    Blue Sky Qualifications..........................................13
     (g)    Rule 158.........................................................13
     (h)    Use of Proceeds..................................................13
     (i)    Listing..........................................................13
     (j)    Restriction on Sale of Securities................................14
     (k)    Reporting Requirements...........................................14

SECTION 4.  Payment of Expenses..............................................14
     (a)    Expenses.........................................................14
     (b)    Termination of Agreement.........................................14

SECTION 5.  Conditions of Underwriters' Obligations..........................14
     (a)    Effectiveness of Registration Statement..........................15
     (b)    Opinion of Counsel for Company...................................15
     (c)    Opinion of Counsel for Underwriters..............................15
     (d)    Officers' Certificate............................................16
     (e)    Accountant's Comfort Letter......................................16
     (f)    Bring-down Comfort Letter........................................16
     (g)    Maintenance of Ratings...........................................16
     (h)    Approval of Listing..............................................17
     (i)    Lock-up Agreements...............................................17
     (j)    Additional Documents.............................................17
     (k)    Termination of Terms Agreement...................................17

SECTION 6.  Indemnification..................................................17
     (a)    Indemnification of Underwriters..................................17
     (b)    Indemnification of Company, Directors and Officers...............18

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     (c)    Actions against Parties; Notification............................18
     (d)    Settlement without Consent if Failure to Reimburse...............19

SECTION 7.  Contribution.....................................................19

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery...21

SECTION 9.  Termination......................................................21
     (a)    Terms Agreement..................................................21
     (b)    Liabilities......................................................22

SECTION 10. Default by One or More of the Underwriters.......................22

SECTION 11. Notices..........................................................22

SECTION 12. Parties..........................................................22

SECTION 13. GOVERNING LAW AND TIME...........................................23

SECTION 14. Effect of Headings...............................................23

                                       ii

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                           AMBAC FINANCIAL GROUP, INC.
                            (a Delaware corporation)

                             Senior Debt Securities

                             UNDERWRITING AGREEMENT

                                                               ________ __, 2003

Ladies and Gentlemen:

        Ambac Financial Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $_____________ aggregate initial public offering price, or its equivalent based on the applicable exchange rate at the time of offering, in such foreign or composite currencies as the Company shall designate at the time of offering, of its senior debt securities ("Debt Securities"), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

        Unless otherwise specified in the applicable Terms Agreement (as defined below), the Debt Securities will be issued in one or more series under an indenture, dated as of ________ __, 2003 (the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (the "Trustee"). Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements and any other variable terms established by or pursuant to the Indenture. Whenever the Company determines to make an offering of Debt Securities, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Debt Securities to, and the purchase and offering thereof by the underwriters specified in the Terms Agreement (the "Underwriters", which term shall include any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Debt Securities shall specify the aggregate principal amount of Debt Securities to be issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter acting as manager or co-manager in connection with such offering, the aggregate principal amount of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and one or more of the Underwriters, acting for themselves and, if applicable, as representative(s) of any other Underwriters. Each offering of Underwritten Securities will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement. As used herein, the term "Representative(s)" means, with respect to any offering of Debt

                                        3

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Securities, any Underwriter specified as the representative of the Underwriters of such offering in the applicable Terms Agreement and if none is so designated, it means the Underwriters.

        The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-103868 and 333-_____) for the registration of the Debt Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statements have been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements, including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), are referred to collectively herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act, prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement.

        All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, the Prospectus or any preliminary prospectus shall include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Prospectus or any preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, the Prospectus or any preliminary prospectus shall include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, the Prospectus or any preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

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        SECTION 1. Representations and Warranties.

        (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter named in the applicable Terms Agreement, as of the date thereof and as of the Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

                (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the prospectus delivery requirements of Rule 434. The representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative(s) expressly for use in the Registration Statement or the Prospectus or (B) that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1 (the "Form T-1") under the 1939 Act of the Trustee.

                Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations.

                (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time

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        they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                (iv) Financial Statements. The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial data of the Company and its consolidated subsidiaries and the summary financial information of the Company and its consolidated subsidiaries included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the common stock, par value $.01 per share, of the Company in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

                (vii) Good Standing of Subsidiaries. Each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; each such Subsidiary is wholly owned by the Company, directly or through subsidiaries; all of the outstanding capital stock of such Subsidiaries which is owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

                (viii) Capitalization. If the Prospectus contains a "Capitalization" section, the authorized and issued capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or otherwise as contemplated by the Prospectus.

                (ix) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

                (x) Authorization of Debt Securities. The Underwritten Securities have been, or as of the date of the applicable Terms Agreement will have been, duly authorized by

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        the Company for issuance and sale pursuant to this Underwriting
        Agreement and such Terms Agreement. At the Closing Time, the Underwritten Securities will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); (b) the waiver contained in Section 514 of the Indenture may be deemed unenforceable; and (c) as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, or by governmental authority to limit, delay or prohibit the making of payments outside the United States, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                (xi) Authorization of the Indenture. The Indenture has been duly authorized by the Company and qualified under the 1939 Act and duly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (b) the waiver contained in
        Section 514 of the Indenture may be deemed unenforceable.

                (xii) Descriptions of the Underwritten Securities and the Indenture. The Underwritten Securities and the Indenture, as of each Representation Date, will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                (xiii) Absence of Defaults and Conflicts. The performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or by-laws of the Company or any of the Subsidiaries, (b) any order, law, treaty, rule, regulation, judgment or determination applicable to the Company or any of the Subsidiaries of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the Subsidiaries (other than any violation of or conflict with any such order, law, treaty, rule,

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        regulation, judgment or determination that would not adversely affect the performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) and would not have, singly or in the aggregate with all such other violations or conflicts, a Material Adverse Effect) or (c) the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or by which any of their respective properties is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument (other than any conflict, breach or default or lien, charge or encumbrance that would not adversely affect the performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) and would not result in a Material Adverse Effect).

                (xiv) Absence of Proceedings. Except as described in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the subsidiaries, involving any of them that
        (a) would adversely affect the execution by the Company of this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities or the performance by the Company of its obligations hereunder or thereunder (including the issuance and sale of the Underwritten Securities), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to by disclosed in the Registration Statement or the Prospectus.

                (xv) Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

                (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the execution by the Company of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of its obligations under this Underwriting Agreement, such Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities), except as disclosed in the Prospectus and such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

                (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) necessary to own their respective properties or to conduct the business now operated by them, except such as would not have, singly or in the aggregate with all such other Governmental Licenses that have not been obtained, a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                (xviii) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                (xx) Reinsurance Treaties and Arrangements. All reinsurance treaties and arrangements to which Ambac Assurance Corporation, a Wisconsin stock insurance corporation and a wholly owned subsidiary of the Company ("Ambac Assurance"), is a party are in full force and effect and Ambac Assurance is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not have, singly or in the aggregate with all such other violations or defaults, a Material Adverse Effect; Ambac Assurance has not received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement, and, to the best knowledge of the Company, Ambac Assurance has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement.

                (xxi) Absence of Dividend Restrictions. Other than as described in the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of any Subsidiary pursuant to the charter or by-laws of any of them, any agreement or other instrument to which any of them is a party or by which any of them is bound, or any order, law, rule, regulation, judgment or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over any of them.

        (b) Officers' Certificates. Any certificate signed by any officer of the Company or any subsidiary and delivered to the Representative(s) or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby and not a personal representation and warranty by any such officer.

        SECTION 2. Sale and Delivery to Underwriters; Closing.

        (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

        (b) Payment. Payment of the purchase price for, and delivery of, the Underwritten Securities shall be made at the offices of Sidley Austin Brown & Wood LLP or at such other place as shall be agreed upon by the Representative(s) and the Company, at 9:00 A.M. (Eastern time) on the third business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative(s) and the Company (such time and date of payment and delivery being herein called "Closing Time").

        Payment shall be made to the Company by wire transfer of immediately available funds to the Company, against delivery to the Representative(s) for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative(s), for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Any Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

        (c) Denominations; Registration. The certificates for the Underwritten Securities shall be in such denominations and registered in such names as the Representative(s) may request in writing at least one full business day prior to the Closing Time. The certificates for the Underwritten Securities shall be made available for examination and packaging by the

Representative(s) in The City of New York not later than 9:00 A.M. (Eastern time) on the business day prior to the Closing Time.

        SECTION 3. Covenants of the Company. The Company covenants with each Underwriter participating in the offering of Underwritten Securities, as follows:

        (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representative(s) immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b) Filing of Amendments. During the period when the Prospectus is required to be delivered under the 1933 Act, the Company will give the Representative(s) notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative(s) with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative(s) or counsel for the Underwriters shall object.

        (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative(s) and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts.

        (d) Delivery of Prospectuses. The Company will as soon as practicable deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.

        (e) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Debt Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or to amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

        (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative(s) may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

        (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

        (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds".

        (i) Listing. The Company will use its best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

        (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Company will not, without the prior written consent of the Representative(s), directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement.

        (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        SECTION 4. Payment of Expenses.

        (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the certificates for the Underwritten Securities to the Underwriters, including any transfer taxes or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey, any supplement thereto and any Legal Investment Survey,
(vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of any Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debt Securities, (ix) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, if applicable and (x) the fees and expenses incurred with respect to the listing of the Underwritten Securities, if applicable.

        (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representative(s) in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof, to the accuracy of the statements made in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

        (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b).

        (b) Opinion of Counsel for Company. At Closing Time, the Representative(s) shall have received (i) the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request; (ii) the favorable opinion, dated as of Closing Time, of Anne G. Gill, Esq., Assistant General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request; (iii) the favorable opinion, dated as of Closing Time, of Kevin J. Doyle, Esq., General Counsel of Ambac Assurance, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request; and (iv) the favorable opinion, dated as of the Closing Time, of Cadwalader, Wickersham & Taft, special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with reproduced copies of such letter for each of the other Underwriters, to the effect that the Company is not an "investment company," as such term is defined in the 1940 Act.

        (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative(s) shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (i), (iii), (iv), (v) (solely as to the statements in the Prospectus under the heading "Description of Debt Securities" and any other heading purporting to describe the Underwritten Securities), (vi) and the last two paragraphs of Exhibit B hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative(s). Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

        (d) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and the Representative(s) shall have received a certificate of the President, a Vice Chairman or an Executive or Senior Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are pending or are contemplated by the Commission.

        (e) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, the Representative(s) shall have received from the Company's independent accountants a letter dated such date, in form and substance satisfactory to the Representative(s), together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        (f)     Bring-down Comfort Letter. At Closing Time, the
Representative(s) shall have received from the Company's independent accountants a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this
Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

        (g) Maintenance of Ratings. At Closing Time, if and as specified in the applicable Terms Agreement, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, and the Company shall have delivered to the Representative(s) a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representative(s), confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in or withdrawal of the rating assigned to the Underwritten Securities or any of the Company's other debt securities or the Company's financial strength or claims paying ability by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company's other debt securities or the Company's financial strength or claims paying ability.

        (h) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

        (i) Lock-up Agreements. On the date of the applicable Terms Agreement, the Representative(s) shall have received, in form and substance reasonably satisfactory to them, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

        (j) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement shall be reasonably satisfactory in form and substance to the Representative(s) and counsel for the Underwriters.

        (k) Termination of Terms Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representative(s) by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification.

        (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any of claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(d) below) any such settlement is effected with the prior written consent of the Company; and

                (3) against any and all expense whatsoever, as incurred including the fees and disbursements of counsel chosen by the Representative(s)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (1) above, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative(s) expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity is subject to the condition that, insofar as it relates to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus but eliminated in the Prospectus (or any amendment or supplement thereto), such indemnity shall not inure to the benefit of any Underwriter if a copy of such Prospectus (or amendment or supplement thereto), excluding documents incorporated by reference therein, that corrected the defect giving rise to any loss, liability, claim or damage, was delivered to such Underwriter in sufficient quantities and in a timely manner to enable the Underwriters to satisfy their delivery obligations under the 1933 Act, but such Underwriter did not deliver the same to the person asserting such loss, liability, claim or damage, unless such delivery was not required by the 1933 Act.

        (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative(s) expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

        (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative(s), and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if
(i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (y) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

        SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

        The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

        SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Underwritten Securities to the Underwriters.

        SECTION 9. Termination.

        (a) Terms Agreement. The Representative(s) may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or (ii) if there has occurred any material adverse change in the financial markets in the United States or, if the Underwritten Securities are denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets (including currency exchange rates and controls), or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representative(s), impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or, if the Underwritten Securities are denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred or (v) if there shall have occurred a downgrading in or withdrawal of the rating assigned to the Underwritten Securities or any of the Company's other debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or any such statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company's other debt securities or the Company's financial strength or claims paying ability.

        (b) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

        SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representative(s) shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative(s) shall not have completed such arrangements within such 24-hour period, then:

                (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

                (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Representative(s) or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

        SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative(s) at the address specified in the applicable Terms Agreement; and notices to the Company shall be directed to it at One State Street Plaza, New York, New York 10004, attention: General Counsel.

        SECTION 12. Parties. This Underwriting Agreement shall inure to the benefit of and be binding upon the Company and, upon execution of the applicable Terms Agreement, upon the Company and any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the Representative(s) and the Company in accordance with its terms.

                                              Very truly yours,
                                              AMBAC FINANCIAL GROUP, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:

[NAME OF REPRESENTATIVE]

By:
   --------------------------
      Authorized Signatory

Acting on behalf of itself and as
Representative of the other named Underwriters.

                                                                       EXHIBIT A

                             FORM OF TERMS AGREEMENT

                           AMBAC FINANCIAL GROUP, INC.
                            (a Delaware corporation)

                            [Senior Debt Securities]

                                 TERMS AGREEMENT

                                                            ____________, ______

To:   Ambac Financial Group, Inc.
      One State Street Plaza
      New York, New York 10004

Ladies and Gentlemen:

        We understand that Ambac Financial Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $_________ aggregate principal amount of its Senior Debt Securities (such securities being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the principal amount of Underwritten Securities set forth opposite their names below at the purchase price set forth below.

                                             Principal Amount
Underwriter                             of Underwritten Securities
-----------                             --------------------------

                                             -------------
Total                                        $
                                             =============

           The Underwritten Securities shall have the following terms:

Title:                      _____% Debt Securities Due _____ __, ____

Rank:

Ratings:

Aggregate principal amount: $

Denominations:

Currency of payment:

Interest rate or formula:

Interest payment dates:

Regular record dates:

Stated maturity date:       _____ __, ____

Redemption provisions:

Optional Redemption
Upon Tax Event:

Sinking fund requirements:

Listing requirements:

Fixed or Variable Price Offering:

        If Fixed Price Offering, initial public offering price: __% of the principal amount, plus accrued interest, if any, from __________________

Purchase price:             _____% of the principal amount.

Form:

Other terms and conditions: N/A

Closing date and location:

Co-Managers:

Notices: Notices to the Underwriters shall be directed to the Representative(s) c/o ______ Attention:

        All of the provisions contained in the Company's Underwriting Agreement, dated _____ __, _____, (the "Underwriting Agreement") are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in the Underwriting Agreement are used herein as therein defined.

        This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such State.

        If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the undersigned a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement among the Underwriters named herein and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                              Very truly yours,

                                              By:
                                                 -------------------------------
                                                      Authorized Signatory

                                              Acting on behalf of itself and as
                                              Representative of the other named
                                              Underwriters.

Accepted:

AMBAC FINANCIAL GROUP, INC.

By
   -------------------------
   Name:
   Title:

                                                                       EXHIBIT B

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)(i)

                (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

                (ii) The applicable Terms Agreement, including the Underwriting Agreement incorporated by reference therein, have been duly authorized, executed and delivered by the Company.

                (iii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (b) the waiver contained in Section 514 of the Indenture may be deemed unenforceable.

                (iv) The Underwritten Securities are in the form contemplated by the Indenture. The issuance and sale of the Underwritten Securities pursuant to the Underwriting Agreement and the applicable Terms Agreement have been duly authorized by the Company and the Underwritten Securities, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement and the applicable Terms Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditor's rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (b) the waiver contained in Section 514 of the Indenture may be deemed unenforceable, and (c) as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or corporate currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

                (v) The statements in the Prospectus under the headings "Description of the Debt Securities", [insert any other heading purporting to describe the Underwritten Securities] and, if applicable, "Certain Federal Income Tax Considerations" and in the Registration Statement under Item 15, insofar as they summarize provisions of documents, matters of law or legal conclusions, fairly summarize such provisions or documents, matters of law and legal conclusions in all material respects. The Underwritten Securities and the Indenture conform in all material respects to the description thereof contained in the Prospectus under the headings "Description of the Debt Securities" and [insert any other heading purporting to describe the Underwritten Securities].

                (vi) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, as of its effective date, and the Prospectus, as of its issue date, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates, excluding the documents incorporated by reference therein, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, except that in each case we express no opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom or the Form T-1, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

                (vii) Based upon our review of those laws, rules and regulations of the State of New York, the general corporate law of the State of Delaware and the laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type provided for by the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities and are not the subject of a specific opinion herein referring expressly to a particular law or laws ("Applicable Laws"), no filing or registration with, or authorization, approval, consent or license of, any federal or New York executive, legislative, judicial, administrative or regulatory body having jurisdiction over the Company is required in connection with the execution by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities or the performance by the Company of its obligations thereunder (including the issuance and sale of the Underwritten Securities), except as otherwise disclosed in the Prospectus and such as have been obtained under the 1933 Act and the 1939 Act and such as may be required under the blue sky or securities laws of the State of New York.

                (viii) The execution and delivery by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities and the performance by the Company of its obligations under each of the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities, each in accordance with its terms, will not violate or conflict with the Amended and Restated Certificate of Incorporation or By-laws of the Company.

                (ix) Neither the execution, delivery or performance by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities nor the compliance by the Company with the terms and provisions thereof will violate or conflict with any provision of any Applicable Law, except as otherwise disclosed in the

Prospectus and to the extent that any such violation or conflict would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities).

                We have been orally advised by the Commission that the Indenture has been qualified under the 1939 Act and the Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; and, to the best of our knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                In addition, we have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and the Underwriters at which the contents of the Registration Statement and Prospectus, and related matters were discussed and, although we are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in said Registration Statement or Prospectus and have made no independent check or verification thereof other than as described in paragraph (v) above, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we make no statement), at the time such Registration Statement or any such amendment (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                [In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Representative(s) and states that such opinion of such local counsel is satisfactory in form and substance and the Underwriters and counsel for the Underwriters are entitled to rely thereon, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

                                                                       EXHIBIT C

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(ii)

                (i) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the applicable Terms Agreement, including the Underwriting Agreement incorporated by reference therein.

                (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the State of New York, which is the only state in which the Company owns or leases property or conducts material business.

                (iii) Ambac Capital Funding, Inc. ("ACFI") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; ACFI is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                (iv) All of the outstanding shares of capital stock of ACFI have been duly and validly authorized and issued and are fully paid and nonassessable; the Company owns all of the outstanding shares of capital stock of ACFI, directly or indirectly, free and clear of any perfected security interest and, to the best of my knowledge, after due inquiry, any other pledges, liens, security interests, charges, equities or encumbrances.

                (v) To the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body (except that such counsel need not express an opinion with respect to any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or ACFI, involving either of them that (a) would affect the execution by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities, or the performance by the Company of its obligations thereunder (including the issuance and sale of the Underwritten Securities), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to be disclosed in the Registration Statement or the Prospectus; to the best of my knowledge, after due inquiry, there are no contracts or other documents to which the Company or ACFI is a party or by which either of them is bound of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits, which are not described or filed as required.

                (vi) The performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or by-laws of ACFI or (b) to the best of my knowledge without any independent investigation, under the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or ACFI is a party or by which either of them is bound or by which any of their respective properties is subject, and would not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or ACFI pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument or (c) any order, judgment or determination of any federal or New York court, governmental agency or body or arbitrator known by me to be applicable to the Company or ACFI, except in each case to the extent that any such violation, conflict, breach or default would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities).

                (vii) To the best of my knowledge, each of the Company and ACFI has such permits, licenses, certificates, franchises and authorizations of governmental agencies or bodies (except that I express no opinion with respect to any insurance regulatory agencies or bodies) as are necessary to own its properties and to conduct its business, except such as would not have, singly or in the aggregate with all such other permits, licenses, certificates, franchises and authorizations that have not been obtained, a Material Adverse Effect; and, to the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such permit, license, certificate, franchise or authorization (except that I express no opinion with respect to any permit, license, certificate, franchise or authorization from any insurance regulatory agency or body), the revocation, termination or suspension of which would have, singly or in the aggregate with all other such revocations, terminations or suspensions, a Material Adverse Effect.

                (viii) Each of the Company and ACFI owns, or has valid and adequate rights to use, all items of real and personal property which are material to the business of the Company and its subsidiaries considered as one enterprise, free and clear of all liens, encumbrances and claims that may materially interfere with the conduct of the business of the Company and its subsidiaries considered as one enterprise.

                (ix) Other than as described in the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of ACFI pursuant to their respective certificates of incorporation or by-laws, any agreement or other instrument to which either of them is a party or by which either of them is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over either of them.

                (x) The documents incorporated by reference in the Prospectus (other than the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which I render no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

                I have participated in the preparation of the Registration Statement and the Prospectus and have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although I have not verified and I do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which I make no statement), at the time such Registration Statement or any such amendment (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                [In rendering such opinion, such counsel may rely (A) as to all matters involving the application of laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Representative(s) and states that such opinion of such local counsel is satisfactory in form and substance and that the Underwriters and counsel for the Underwriters are entitled to rely thereon, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

                                                                       EXHIBIT D

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(iii)

                (i) Ambac Assurance has been duly incorporated and is validly existing as a stock insurance corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; Ambac Assurance is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the outstanding shares of capital stock of Ambac Assurance have been duly and validly authorized and issued and are fully paid and nonassessable; Ambac Assurance is wholly owned, directly or indirectly, by the Company; all of the outstanding shares of capital stock of Ambac Assurance are free and clear of any perfected security interest and, to the best of my knowledge, after due inquiry, any other pledges, liens, security interests, charges, equities or encumbrances.

                (ii) To the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or Ambac Assurance, involving either of them that (a) would affect the execution by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities or the performance by the Company of its obligations thereunder (including the issuance and sale of the Underwritten Securities), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to be disclosed in the Registration Statement or the Prospectus (except that, as this opinion relates to the Company, I express no opinion with respect to any action, suit, proceeding or investigation other than an action, suit, proceeding or investigation relating to insurance matters); to the best of my knowledge, after due inquiry, there are no contracts or other documents to which Ambac Assurance is a party or by which it is bound of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits, which are not described or filed as required.

                (iii) The performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or by-laws of Ambac Assurance or (b) to the best of my knowledge without any independent investigation, under the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which Ambac Assurance is a party or by which it is bound or by which any of its properties is subject, and would not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Ambac Assurance pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument or (c) any order, judgment or determination of any federal or New York court, governmental agency or body or arbitrator known by me to be applicable to Ambac Assurance, except in each case to the extent that any such violation, conflict, breach or default would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities).

                (iv) To the best of my knowledge, each of the Company and Ambac Assurance has such permits, licenses, certificates, franchises and authorizations of governmental agencies or bodies (including, without limitation, any insurance regulatory agencies or bodies) as are necessary to own its properties and to conduct its business, except such as would not have, singly or in the aggregate with all such other permits, licenses, certificates, franchises and authorizations that have not been obtained, a Material Adverse Effect (for purposes of this opinion, as it relates to the Company, I express no opinion with respect to any regulatory agencies or bodies other than insurance regulatory agencies or bodies); and, to the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such permit, license, certificate, franchise or authorization (including, without limitation, any permit, license, certificate, franchise or authorization from any insurance regulatory agency or body), the revocation, termination or suspension of which would have, singly or in the aggregate with all other such revocations, terminations or suspensions, a Material Adverse Effect.

                (v) All reinsurance treaties and arrangements to which Ambac Assurance is a party are in full force and effect and, to the best of my knowledge, Ambac Assurance is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not have, singly or in the aggregate with all such other violations or defaults, a Material Adverse Effect; to the best of my knowledge, Ambac Assurance has not received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement.

                (vi) Except as described in the Prospectus, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any insurance regulatory agency or body in the State of New York or Wisconsin is required for the execution by the Company of the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) or the performance by the Company of its obligations thereunder.

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

                (vii) The performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate or conflict with any order, law, treaty, rule, regulation, judgment or determination of any insurance regulatory agency or body in the State of New York or Wisconsin, except for any violation or conflict that would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities.

                (viii) The statements under the headings "Business--Insurance Regulatory Matters" and "Business--Business Segments--Reinsurance" [insert any other heading describing the Company's Business] in the Company's Annual Report on Form 10-K for the year ended December 31, [ ] [insert date of most recent annual filing] and incorporated by reference in the Prospectus, insofar as they summarize provisions of documents, matters of law or legal conclusions, fairly summarize such provisions of documents, matters of law and legal conclusions in all material respects and include the information called for with respect thereto by Form S-3 under the 1933 Act.

                (ix) Other than as described in the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of Ambac Assurance pursuant to its charter or by-laws, any agreement or other instrument to which Ambac Assurance is a party or by which it is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over Ambac Assurance.

                [In rendering such opinion, such counsel may rely (A) as to all matters involving the application of laws other than the laws of the State of New York, the corporate and partnership laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Representative(s) and states that such opinion of such local counsel is satisfactory in form and substance and that the Underwriters and counsel for the Underwriters are entitled to rely thereon, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.]

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